UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/02/2005

Sunrise Telecom Incorporated
(Exact name of registrant as specified in its charter)

Commission File Number:  000-17781

DE	77-0181864
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

302 Enzo Drive, San Jose, CA 95138
(Address of principal executive offices, including zip code)

408-363-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

On December 2, 2005, Sunrise Telecom Incorporated (the "Company") issued a press release announcing that the Company is scheduled to appear before a Listing Qualifications Panel (the "Panel") of The Nasdaq Stock Market ("Nasdaq") on Thursday, December 15, 2005 (the "Hearing."). This press release is attached as Exhibit 99.1.

On November 22, 2005, the Company received a notice from Nasdaq that as a result of not timely filing its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2005, it is not in compliance with Rule 4310(c)(14) of the Nasdaq Marketplace Rules and therefore would be delisted from The Nasdaq Stock Market, unless the Company requested the Hearing.

On November 29, 2005, Nasdaq notified the Company that since the Company had requested the Hearing, Nasdaq's delisting action is stayed pending a final written decision by the Panel.

Once the Hearing has occurred, it may take up to several weeks for the Panel to issue its decision. There can be no assurance that the Panel will grant the Company's request for continued listing or that the Company will regain compliance with its filing requirements in a timely manner.

As part of the press release announcing that the Company is scheduled to appear before the Panel on Thursday, December 15, 2005, the Company also announced that it expects fourth quarter sales to be in the range of $19M to $21M. In addition, the Company will hold an Investor Meeting for investors on December 6, 2005 to discuss the Company's product lines, strategy and marketplace and to provide a business update and review of recent achievements on the Company's product and customer front. The event will be simultaneously webcasted and available for listening at the Company's website.

In accordance with General Instruction B.2, the information in this Current Report on Form 8-K under this Item 7.01, shall be deemed "furnished", not "filed", for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits.

99.1                  Press release dated December 2, 2005.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunrise Telecom Incorporated

Date: December 02, 2005	By:	/s/ RICHARD KENT
RICHARD KENT
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated December 2, 2005.